                                                                    Exhibit 10.2

                                        AMENDMENT NO. 1 dated as of June 15,
                                        2004 to the Amended and Restated Credit,
                                        Security, Guaranty and Pledge Agreement
                                        dated as of December 15, 2003 among
                                        Lions Gate Entertainment Corp. and Lions
                                        Gate Entertainment Inc. (together, the
                                        "Borrowers"), the Guarantors named
                                        therein, the Lenders referred to
                                        therein, JPMorgan Chase Bank, as
                                        Administrative Agent and as Issuing Bank for the Lenders (the "Agent"), JPMorgan Chase Bank, Toronto Branch as Canadian Agent, Fleet National Bank , as Co-Syndication Agent and BNP Paribas, as Co-Syndication Agent (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

         The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

         The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions herein set forth.

         Therefore, the parties hereto hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

         (A) Article 1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical sequence:

         " `FASB' shall mean the Financial Accounting Standards Board or any successor body."

         (B) The definition of "Direct to Video Credit" appearing in Article 1 of the Credit Agreement is hereby amended by replacing the words "in the United States and Canada" appearing therein with the word "worldwide".

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         (C) The definition of "Foreign Rights Credit" appearing in Article 1 of the Credit Agreement is hereby amended by adding the words "that is intented for theatrical release and" after the words "each item of Product" appearing in the first line thereof.

         (D) The definition of "GAAP" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

         " `GAAP' shall mean generally accepted accounting principles in the United States of America from time to time consistently applied (except for accounting changes in response to FASB releases, or other authoritative pronouncements)."

         (E) Section 2.12(c) of the Credit Agreement is hereby amended by adding a new sentence at the end thereof that reads as follows:

         "The Borrowers shall also pay to the Administrative Agent for the pro rata account of each Lender the first US$20,000,000 of proceeds received by any Credit Party from Replication Advances in excess of US$55,000,000 of proceeds received by any Credit Party from Replication Advances of which the first US$10,000,000 shall be applied to the next principal payment of the Term Loans due in accordance with Section 2.5 hereof and the second US$10,000,000 shall be applied to the last principal payment of the Term Loans due in accordance with Section 2.5 hereof; provided, that after the Term Loans have been repaid in full, then all such proceeds shall be used to prepay the Revolving Credit Loans."

         (F) Section 5.1(a) of the Credit Agreement is hereby amended by (i) deleting the reference to "Canadian Institute of Chartered Accountants" and (ii) deleting the phrase "and with a note explaining any material difference from the statement of operations and shareholders equity prepared under generally accepted accounting principals in the United States" appearing at the end thereof and adding in lieu thereof the following proviso:

         ";provided, however, that the financial statements prepared for the fiscal year ended March 31, 2004 shall be prepared in accordance with the generally accepted accounting principles as adopted by the Canadian Institute of Chartered Accountants accompanied with a note explaining any material difference from the statement of operations and shareholders equity prepared under GAAP and such other information as may be required to reconcile such statements with GAAP for the purpose of demonstrating compliance with the provisions of Sections 6.11, 6.15, 6.16, 6.17, 6.18, 6.19 and 6.22 hereof."

         (G) Section 6.1 of the Credit Agreement is hereby amended by replacing the dollar amount "$55,000,000" appearing in clause (m) thereof with the dollar amount "US$75,000,000".

         (H) Section 6.4 of the Credit Agreement is hereby amended by adding the following clause (xvii) at the end thereof:

         "(xvii) Investments in an amount not to exceed US$15,000,000 in the aggregate outstanding at any one time made by issuing new capital stock or by using the proceeds of such newly issued capital stock."

         (I) Section 6.15 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

          ";provided, however, that if the Credit Parties incur Replication Advances in an aggregate amount at any one time outstanding in excess of US$50,000,000, then the maximum amount of overhead expenses permitted hereunder shall be increased by US$5,000,000."

         (J) Section 6.16 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "Consolidated Capital Base. Permit Consolidated Capital Base at the end of any quarter, including the quarter ended March 31, 2004 and all quarters thereafter, to be less than US$115,000,000 plus (i) 75% of all net new equity invested in LGEC after the quarter ending June 30, 2004, plus (ii) 50% of Consolidated Net Income, if positive, for each fiscal year ending subsequent to the fiscal year ended March 31, 2004 and prior to the date at which compliance is being determined."

         (K) Section 12.2(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "As between the Administrative Agent and the Canadian Agent on one hand and the Lenders on the other hand, any amounts received by the Administrative Agent and the Canadian Agent in connection with the Fundamental Documents, the application of which is not otherwise provided for, shall be applied, first, to pay the accrued but unpaid Commitment Fees in accordance with each Lender's Percentage, second, to pay accrued but unpaid interest on the Notes in accordance with the amount of outstanding Loans owed to each Lender, third, to pay the principal balance outstanding on the Notes (with amounts payable on the principal balance outstanding on the Notes in accordance with each Lender's percentage), amounts then due in respect of outstanding Bankers' Acceptances and unreimbursed draws under the Letter of Credit, fourth, amounts outstanding under Currency Agreements and Interest Rate Protection Agreements, and fifth, to pay any other amounts then due under this Credit Agreement. All amounts to be paid to any Lender by the Administrative Agent or the Canadian Agent, as applicable, shall be credited to that Lender, after collection by the Administrative Agent or the Canadian Agent, as applicable, in immediately available funds either by wire transfer or deposit in such Lender's correspondent account with the Administrative Agent or the Canadian Agent, as applicable, or as such Lender and the Administrative Agent or the Canadian Agent, as applicable, shall from time to time agree."

         (L) Schedule 1.2 of the Credit Agreement (Acceptable Obligors/Allowable Amounts) is hereby amended by (i) changing the words "Vivendi Universal" appearing on the list of Acceptable Major Account Debtors to "NBC Universal",
(ii) moving "Canal Plus" from the list of Acceptable Major Account Debtors to the list of Acceptable Foreign Account Debtors with an Allowable Amount of US$10,000,000, (iii) deleting "Helkon SK" and "Tobis Filmkunst" from the list of Acceptable Foreign Account Debtors, (iv) increasing the Allowable Amount for "Bertelsmann/RTL/BMG" to US$20,000,000 and deleting the references to "RTL TV1 Benelux", "RTL TV Germany" and "RTL2 Fernsehem GmbH Germany" appearing on the list of Foreign Account Debtors, (v) combining "Icon UK" and "Icon Australia" into one Acceptable Foreign Account Debtor called "Icon" with an Allowable Amount of US$10,000,000, (vi) combining "Pathe France" and "Pathe UK" into one Acceptable Foreign Account Debtor called "Pathe" with an Allowable Amount of US$10,000,000, (vii) combining "UGC France", "UGC

UK" and "UGC PH" into one Acceptable Foreign Account Debtor called "UGC" with an Allowable Amount of US$5,000,000, (viii) combining "TF1 S.A. TV" and "TF1 Video" into one Acceptable Foreign Account Debtor called "TF1" with an Allowable Amount of US$8,000,000, (ix) increasing the Allowable Amount for "Musicland Group" appearing on the list of Acceptable Domestic Account Debtors to US$1,500,000, and (x) adding the following to the list of Acceptable Domestic Account Debtors:
"HDNet Movies LLC" with an Allowable Amount of US$1,500,000, "Modern Entertainment Ltd." with an Allowable Amount of US$1,500,000, "NGC Network U.S., LLC" with an Allowable Amount of US$1,000,000 and "Oxygen Cable LLC" with an Allowable Amount of US$1,500,000.

         Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

         (A) the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and the Required Lenders;

         (B) the receipt by the Agent of all fees as set forth in Section 5 of this Amendment;

         (C) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Agent) due and payable by any Credit Party to the Agent and/or the Lenders; and

         (D) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

         Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

         (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

         Section 5. Fees. The Borrowers agree to pay the Agent for the account of each of the Lenders who executes this Agreement by June 24, 2004, a fee equal to .1% of the aggregate Commitment of each such Lender under the Credit Agreement.

         Section 6. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

         Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

         Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         Section 11. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

         Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

         IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

                              BORROWERS:

                              LIONS GATE ENTERTAINMENT CORP.

                              By:_________________________________________
                              Name:
                              Title:

                              LIONS GATE ENTERTAINMENT INC.

                              By:_________________________________________
                                 Name:
                                 Title:

                              GUARANTORS:

                              408376 B.C. LIMITED
                              AM PSYCHO PRODUCTIONS, INC.
                              ATTRACTION PRODUCTIONS LLC
                              BLUE PRODUCTIONS INC.
                              CINEPIX ANIMATION INC./ANIMATION   CINEPIX INC.
                              CINEPIX FILMS INC./FILMS CINEPIX INC.
                              CONFIDENCE PRODUCTIONS, INC.
                              COVEN PRODUCTIONS CORP.
                              CUBE FORWARD PRODUCTIONS CORP.
                              DEAD ZONE PRODUCTION CORP.
                              DEVILS REJECTS, INC.
                              FINAL CUT PRODUCTIONS CORP.
                              FIVE DAYS PRODUCTIONS CORP.
                              FRAILTY PRODUCTIONS, INC.
                              HIGH CONCEPT PRODUCTIONS INC.
                              HYPERCUBE PRODUCTIONS CORP.
                              KING OF THE WORLD PRODUCTIONS LLC
                              LG PICTURES INC.
                              LIONS GATE FILMS CORP.
                              LIONS GATE FILMS DEVELOPMENT CORP.
                              LIONS GATE FILMS INC.
                              LIONS GATE FILMS PRODUCTIONS
                                 CORP./PRODUCTIONS FILMS LIONS
                                 GATE S.A.R.F.
                              LIONS GATE MUSIC CORP.
                              LIONS GATE RECORDS, INC.

                              LIONS GATE STUDIO MANAGEMENT LTD.
                              LIONS GATE TELEVISION CORP.
                              LIONS GATE TELEVISION (ONTARIO) CORP.
                              LIONS GATE TELEVISION
                                       DEVELOPMENT LLC
                              LIONS GATE TELEVISION INC.
                              LUCKY 7 PRODUCTIONS CORP.
                              MISSING PRODUCTIONS CORP.
                              MISSING PRODUCTIONS I CORP.
                              MISSING PRODUCTIONS II CORP.
                              MOTHER PRODUCTIONS CORP.
                              M WAYS PRODUCTIONS CORP.
                              M WAYS II PRODUCTIONS CORP.
                              PLANETARY PRODUCTIONS, LLC
                              PRESSURE PRODUCTIONS CORP.
                              PRISONER OF LOVE PRODUCTIONS CORP.
                              PROFILER PRODUCTIONS CORP.
                              PSYCHO PRODUCTIONS SERVICES CORP.
                              SHUTTERSPEED PRODUCTIONS CORP.
                              TERRESTRIAL PRODUCTIONS CORP.
                              VOID PRODUCTIONS CORP.
                              WRITERS ON THE WAVE
                              3F SERVICES, INC.
                              ARIMA INC.
                              ARTISAN ENTERTAINMENT INC.
                              ARTISAN FILMED PRODUCTIONS, INC.
                              ARTISAN HOME ENTERTAINMENT INC.
                              ARTISAN MUSIC INC.
                              ARTISAN PICTURES INC.
                              ARTISAN RELEASING INC.
                              ARTISAN TELEVISION INC.
                              BD OPTICAL MEDIA, INC.
                              BL DISTRIBUTION CORP.
                              CAVE PRODUCTIONS, INC.
                              FHCL, LLC
                              FILM HOLDINGS CO.
                              FUSION PRODUCTIONS, INC.
                              LANDSCAPE ENTERTAINMENT CORP.
                              POST PRODUCTION, INC.
                              PUNISHER PRODUCTIONS, INC.
                              SCREENING ROOM, INC.

                              SILENT DEVELOPMENT CORP.
                              VESTRON INC.

                              By:_________________________________________
                                  Name:
                                  Title:

                              BLAIR WITCH FILM PARTNERS LTD.
                              By:   Artisan Filmed Productions Inc.
                              Its: General Partner

                              By:_________________________________________
                                  Name:
                                  Title:

                              LENDERS:

                              JPMORGAN CHASE BANK,
                              individually and as Administrative Agent

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address: 1166 Avenue of the Americas,
                                           17th floor
                                           New York, NY 10136-2708
                              Attention:   Garrett Verdone
                              Facsimile:   (212) 899-2893

                              BANK LEUMI USA

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              BNP PARIBAS

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              CITY NATIONAL BANK

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              FLEET NATIONAL BANK

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ISRAEL DISCOUNT BANK OF NEW YORK

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              JP MORGAN CHASE BANK, TORONTO
                              BRANCH, individually and as Canadian Agent

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              MANUFACTURERS BANK

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              U.S. BANK NATIONAL ASSOCIATION

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              SOCIETE GENERALE

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              THE LEWIS HORWITZ ORGANIZATION, a
                              division of Imperial Capital Bank

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              UNION BANK OF CALIFORNIA, N.A.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              WESTLB AG (formerly Westdeutsche Landesbank
                              Girozentrale), NEW YORK BRANCH

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              THE ROYAL BANK OF SCOTLAND PLC

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ARES VI CLO LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ARES VII CLO LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ARES VIII CLO LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ARES LEVERAGED INVESTMENT FUND II, L.P.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              BLACKROCK LIMITED DURATION INCOME TRUST

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              MAGNETITE ASSET INVESTORS III LLC

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              APEX (IDM) CDO I LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              BABSON CLO LTD. 2003-I

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ELC (CAYMAN) CDO SERIES 1999-I

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ELC (CAYMAN) LTD. 1999-II

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ELC (CAYMAN) LTD. 1999-III

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ELC (CAYMAN) LTD. 2000-I

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              MAPLEWOOD (CAYMAN) LIMITED

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              PERSEUS CDO I LIMITED

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              SEABOARD CLO 2000 LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              SIMSBURY CLO, LIMITED

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              TRYON CLO LTD. 2000-I

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              EATON VANCE LIMITED DURATION INCOME FUND

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              EATON VANCE SENIOR FLOATING RATE TRUST

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              EATON VANCE SENIOR INCOME TRUST

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              EATON VANCE VT FLOATING-RATE INCOME FUND

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              GRAYSON & CO.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              SENIOR DEBT PORTFOLIO

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              OXFORD STRATEGIC INCOME FUND

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              FIDELITY ADVISOR SERIES II: FIDELITY
                              ADVISOR FLOATING HIGH RATE INCOME FUND (161)

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ARCHIMEDES FUNDING III, LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ARCHIMEDES FUNDING IV, LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ENDURANCE CLO I, LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              ING-ORYX CLO LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              NEMEAN CLO LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              SEQUILS-ING I (HBDGM), LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              OCTAGON INVESTMENT PARTNERS II, LLC

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              OCTAGON INVESTMENT PARTNERS III, LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              OCTAGON INVESTMENT PARTNERS IV, LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              OCTAGON INVESTMENT PARTNERS V, LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              OCTAGON INVESTMENT PARTNERS VI, LTD.

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              PUTNAM DIVERSIFIED INCOME TRUST

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              PUTNAM HIGH YIELD ADVANTAGE FUND

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              PUTNAM HIGH YIELD TRUST

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              PUTNAM VARIABLE TRUST - PVT HIGH YIELD FUND

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

                              FOOTHILL INCOME TRUST, LP

                              By:_________________________________________
                                  Name:
                                  Title:
                                  Address:
                                  Attention:
                                  Facsimile:

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